                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  ------------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                   Chief Financial Officer
  ----------------------------------------   -----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  Drew Keith                                              5/20/2002
  ----------------------------------------   -----------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

  PREPARER:

  /s/ Jessica L. Wilson                            Chief Accounting Officer
  ----------------------------------------   -----------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  Jessica L. Wilson                                       5/20/2002
  ----------------------------------------   -----------------------------------
  PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
    ----------------------------------------------
    CASE NAME: American International Travel, Inc.               ACCRUAL BASIS-1
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                     02/13/95, RWD, 2/96
    ----------------------------------------------

    ----------------------------------------------
    COMPARATIVE  BALANCE  SHEET
    ---------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                    MONTH                 MONTH            MONTH
                                                                                -----------------------------------------------
    ASSETS                                              AMOUNT                  April 2002
    ---------------------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                          $ 64,520                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                                     $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                                 $ 64,520                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)                                           $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                                           $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                                    $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                                    $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                                                  ($408,314)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                       $ 64,520                  ($408,314)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT                                         $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                                              $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                                  $      0                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                                   $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                          $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                                                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                               $ 64,520                  ($408,314)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ---------------------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                                    $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                                       $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                                       $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                                   $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                        $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                         $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ---------------------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                                        $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                              $ 16,503                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                             $513,635                   ($84,891)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                                 $        0                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES              $530,138                   ($84,891)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                          $530,138                   ($84,891)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    EQUITY
    ---------------------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                           ($359,163)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                    $   35,740                 $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    ---------------------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                               $      0                  ($323,423)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                             $530,138                  ($408,314)                $0               $0
    ---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
  -------------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-2
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------------

  --------------------------------
  INCOME STATEMENT
  ------------------------------------------------------------------------------------------------------------
                                                  MONTH            MONTH           MONTH          QUARTER
                                              ------------------------------------------------
  REVENUES                                      April 2002                                         TOTAL
  ------------------------------------------------------------------------------------------------------------
  1.     GROSS REVENUES                                    $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  2.     LESS: RETURNS & DISCOUNTS                         $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  3.     NET REVENUE                                       $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ------------------------------------------------------------------------------------------------------------
  4.     MATERIAL                                          $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  5.     DIRECT LABOR                                      $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  6.     DIRECT OVERHEAD                                   $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  7.     TOTAL COST OF GOODS SOLD                          $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  8.     GROSS PROFIT                                      $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------------------
  9.     OFFICER/INSIDER COMPENSATION                      $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  10.    SELLING & MARKETING                               $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  11.    GENERAL & ADMINISTRATIVE                          $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  12.    RENT & LEASE                                      $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  13.    OTHER (ATTACH LIST)                               $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  14.    TOTAL OPERATING EXPENSES                          $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  15.    INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                  $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ------------------------------------------------------------------------------------------------------------
  16.    NON-OPERATING INCOME (ATT. LIST)                  $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  17.    NON-OPERATING EXPENSE (ATT. LIST)                 $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  18.    INTEREST EXPENSE                                  $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  19.    DEPRECIATION/DEPLETION                            $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  20.    AMORTIZATION                                      $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  21.    OTHER (ATTACH LIST)                               $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  22.    NET OTHER INCOME & EXPENSES                       $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------------------
  23.    PROFESSIONAL FEES                                 $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  24.    U.S. TRUSTEE FEES                                 $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                               $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  26.    TOTAL REORGANIZATION  EXPENSES                    $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  27.    INCOME TAX                                        $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------
  28.    NET PROFIT (LOSS)                                 $0            $0              $0              $0
  ------------------------------------------------------------------------------------------------------------

=================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-3
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                            MONTH             MONTH             MONTH         QUARTER
                                           ---------------------------------------------------
  DISBURSEMENTS                              April 2002                                           TOTAL
  ----------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                      $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                     $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                    $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                   $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                       $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                 $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                 $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                   $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                 $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                           $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                    $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                             $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                  $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  15.    SECURED/RENTAL/LEASES                          $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                      $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                      $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                               $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                         $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                  $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                          $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                       $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                    $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                  $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                              $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                              $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                  $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                  $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                            $0              $0                $0             $0
  ----------------------------------------------------------------------------------------------------------

============================================================================================================

------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE    MONTH                MONTH               MONTH
                                                                   ------------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                              AMOUNT     April 2002
   ----------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   2.      31-60                                               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   3.      61-90                                               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   4.      91+                                                 $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                           $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                     $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                           $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------

   AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                           MONTH:        April 2002
                                                                                 ----------------------------------------
   ----------------------------------------------------------------------------------------------------------------------
                                      0-30             31-60          61-90                91+
   TAXES  PAYABLE                     DAYS             DAYS            DAYS               DAYS              TOTAL
   ----------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                            $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   2.      STATE                              $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                              $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE                $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE                   $0               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------

   --------------------------------------------

   STATUS  OF  POSTPETITION  TAXES                                          MONTH:        April 2002
                                                                                  --------------------------------------
   ---------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING          AMOUNT                               ENDING
                                                      TAX           WITHHELD AND/         AMOUNT             TAX
   FEDERAL                                         LIABILITY*        0R ACCRUED            PAID           LIABILITY
   ----------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                       $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                     $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                     $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                        $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                              $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                 $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                                 $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ----------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                         $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   9.      SALES                                               $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                              $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                        $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                       $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                                   $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                 $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                                 $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                         $0                $0                  $0               $0
   ----------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-5
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                               MONTH: April 2002
                                                     -----------------------------------------------
  ----------------------------------------
  BANK RECONCILIATIONS
                                             Account #1     Account #2     Account #3
  --------------------------------------------------------------------------------------------------
  A.    BANK:                                   N/A
  -------------------------------------------------------------------------------------
  B.    ACCOUNT NUMBER:                                                                     TOTAL
  -------------------------------------------------------------------------------------
  C.    PURPOSE (TYPE):
  --------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                    $0
  --------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED              $0
  --------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                  $0
  --------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                       $0
  --------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                   $0             $0             $0            $0
  --------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN
  --------------------------------------------------------------------------------------------------

  -----------------------------------------
  INVESTMENT ACCOUNTS

  --------------------------------------------------------------------------------------------------
                                              DATE OF          TYPE OF      PURCHASE      CURRENT
  BANK, ACCOUNT NAME & NUMBER                 PURCHASE       INSTRUMENT       PRICE        VALUE
  --------------------------------------------------------------------------------------------------
  7.   N/A
  --------------------------------------------------------------------------------------------------
  8.   N/A
  --------------------------------------------------------------------------------------------------
  9.   N/A
  --------------------------------------------------------------------------------------------------
  10.  N/A
  --------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                           $0            $0
  --------------------------------------------------------------------------------------------------

  -----------------------------------------
  CASH

  --------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                          $0
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                 $0
  --------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-6
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
  ----------------------------------------------

                                                         MONTH:    April 2002
                                                         --------------------

  ----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
  (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------
                                   INSIDERS
  -------------------------------------------------------------------
                              TYPE OF        AMOUNT       TOTAL PAID
                NAME          PAYMENT         PAID          TO DATE
  -------------------------------------------------------------------
  1.   N/A
  -------------------------------------------------------------------
  2.   N/A
  -------------------------------------------------------------------
  3.   N/A
  -------------------------------------------------------------------
  4.   N/A
  -------------------------------------------------------------------
  5.   N/A
  -------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                               $0               $0
  -------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
                             PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                         TOTAL
                                ORDER AUTHORIZING       AMOUNT              AMOUNT     TOTAL PAID      INCURRED
                     NAME            PAYMENT           APPROVED              PAID       TO DATE       & UNPAID *
  --------------------------------------------------------------------------------------------------------------------
  1.   N/A
  --------------------------------------------------------------------------------------------------------------------
  2.   N/A
  --------------------------------------------------------------------------------------------------------------------
  3.   N/A
  --------------------------------------------------------------------------------------------------------------------
  4.   N/A
  --------------------------------------------------------------------------------------------------------------------
  5.   N/A
  --------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                       $0             $0           $0             $0
  --------------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  -------------------------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  -------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------
                                                SCHEDULED            AMOUNTS
                                                 MONTHLY               PAID           TOTAL
                                                PAYMENTS              DURING         UNPAID
                     NAME OF CREDITOR              DUE                 MONTH       POSTPETITION
  -------------------------------------------------------------------------------------------------
  1.   N/A
  -------------------------------------------------------------------------------------------------
  2.   N/A
  -------------------------------------------------------------------------------------------------
  3.   N/A
  -------------------------------------------------------------------------------------------------
  4.   N/A
  -------------------------------------------------------------------------------------------------
  5.   N/A
  -------------------------------------------------------------------------------------------------
  6.   TOTAL                                            $0               $0             $0
  -------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-7
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------------

                                                    MONTH:  April 2002
                                                          ---------------------

  -----------------------------------------------
  QUESTIONNAIRE

  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YES                NO
  ------------------------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
  ------------------------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
  ------------------------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                                                X
  ------------------------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                                                          X
  ------------------------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                                          X
  ------------------------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
  ------------------------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                                       X
  ------------------------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
  ------------------------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
  ------------------------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                                                     X
  ------------------------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                                               X
  ------------------------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
  ------------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------
  INSURANCE
  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YES                NO
  ------------------------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                                      X
  ------------------------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                        X
  ------------------------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  ------------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT
  RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF
  NECESSARY.

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
  ------------------------------------------------------------------------------------------------------------------------------
              TYPE OF                                                                                    PAYMENT AMOUNT
               POLICY                        CARRIER                             PERIOD COVERED            & FREQUENCY
  ------------------------------------------------------------------------------------------------------------------------------
         Please see Case # 00-42141-BJH-11
  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -----------------------------------------------------
    CASE NAME: American International Travel, Inc.        FOOTNOTES SUPPLEMENT
    -----------------------------------------------------

    -----------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                            ACCRUAL BASIS
    -----------------------------------------------------

                                            MONTH:              April 2002
                                                         --------------------



    ---------------------------------------------------------------------------------------------------------------
         ACCRUAL BASIS              LINE
         FORM NUMBER                NUMBER                           FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          This operation closed in May of 2000. Costs incurred to date
    ---------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
    ---------------------------------------------------------------------------------------------------------------
                                                  procedures as well as wrapping up final billings.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

=========================================================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     April 2002



8.  OTHER (ATTACH LIST)                                    (408,314)Reported
                                        ----------------------------
      Intercompany Receivable                              (408,314)
                                        ----------------------------
                                                           (408,314)Detail
                                        ----------------------------
                                                                  - Difference